UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

THERMOGENESIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	THMO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, ThermoGenesis Holdings, Inc. (the “Company”) is a party to a First Amended and Restated Credit Agreement, dated April 16, 2018, with Boyalife Asset Holding II, Inc. (the “Credit Agreement”), and a Second Amended and Restated Convertible Promissory Note, dated April 16, 2018, in the maximum principal amount of $10.0 million issued pursuant to the Credit Agreement (the “Note”).

On April 28, 2020, the Company borrowed an additional $2,418,000 under the Credit Agreement. As a result of such borrowing and after giving effect to the borrowing, the outstanding principal balance under the Note was $10,000,000 and accrued but unpaid interest was $580,000 as of April 28, 2020. The principal purpose of the borrowing was to provide working capital to fund the Company’s purchase of SARS-CoV-2(COVID-19) IgM/IgG Antibody Fast Detection Kits.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect the current expectations of ThermoGenesis concerning future events and results. Forward-looking statements based on ThermoGenesis' current assumptions, expectations and beliefs are generally identifiable by use of words "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. Such forward-looking statements involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, market and other conditions, as well as those risk factors discussed in Item 1A of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") as well as other documents that may be filed by ThermoGenesis from time to time with the SEC, which are available at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)

Dated: April 30, 2020	/s/ Jeff Cauble
Jeff Cauble. Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)